Exhibit 10.2

AMENDMENT NUMBER 1 TO LETTER AGREEMENT DCT-022/03

     This Amendment Number 1 to the Letter Agreement DCT-022/03, dated as of December 22nd, 2003 (this "Amendment") relates to the Letter Agreement Number DCT-022/03 between EMBRAER-Empresa Brasileira de Aeronáutica S.A. ("Embraer") and US Airways Group, Inc. ("Buyer") dated May 9th, 2003 (as amended, the "Letter Agreement"), Buyer and Embraer are collectively referred to herein as the "Parties". Except as otherwise defined herein, all capitalized terms used herein shall have the meanings set forth or referred to in the Letter Agreement or in the Purchase Agreement DCT-021/03 dated as of May 9th, 2003 (as amended, the "Purchase Agreement").

     This Amendment sets forth the further agreement between Embraer and Buyer relative to, among other things, changes in the additional training support pursuant to Articles 13 and 14 of the Letter Agreement.

     NOW, THEREFORE, in consideration of the foregoing, Embraer and Buyer do hereby agree as follows:

1.  DOOR TRAINER

     **. Therefore, Section 13.3 of the Letter Agreement is hereby deleted and replaced with the following:

"**."

2.  SPARE PARTS CREDIT

     **.

**.

3.  REFERENCES REVISION

3.1     In the last sentence of Article 11 of the Letter Agreement, the word "Attachment" shall be deleted and replaced with "Schedule".

3.2     In the first paragraph of Article 14.2 of the Letter Agreement, the terms "item 7.2" shall be deleted and replaced with the terms "item 13.2".

3.3     In the second sentence of Article 18.A of the Letter Agreement, the terms "Section 20" shall be deleted and replaced with the terms "Section 19".

3.4     In line 10 of Section 12 of Schedule C to the Letter Agreement, the words "or to order" shall be deleted and replaced with "or to receive".

4.  EFFECT UPON LETTER AGREEMENT

All terms and conditions of the Letter Agreement that have not been specifically and expressly altered or modified hereunder shall remain in full force and effect. In the event any conflict exists between the terms of the Letter Agreement and the terms of this Amendment, the terms of this Amendment shall control.

5.  COUNTERPARTS

This Amendment may be executed by the Parties in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Parties have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers and to be effective as of the day and year first above written.

US AIRWAYS GROUP, INC.	EMBRAER - EMPRESA BRASILEIRA DE AERONÁUTICA S.A.
By: ________________________ Name: Eilif Serck-Hanssen_________ Title: VP - Finance & Treasurer_____	By: ___________________________ Name: ___________________________ Title: ___________________________
By: ___________________________ Name: ___________________________ Title: ___________________________
Witness: _________________________ Name: _________________________	Witness: _________________________ Name: _________________________
Date: _________________________ Place: _________________________	Date: __________________________ Place: __________________________